As filed with the Securities and Exchange Commission on January 11, 2008

Registration No. 333-148292

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2 to

FORM S-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

JDS UNIPHASE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	3674	94-2579683
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

430 North McCarthy Boulevard

Milpitas, California 95035

(408) 546-5000

(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

Christopher S. Dewees

Senior Vice President, Corporate Development, and Chief Legal Officer

JDS Uniphase Corporation

430 North McCarthy Boulevard

Milpitas, California 95035

(408) 546-5000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Thomas J. Ivey Skadden, Arps, Slate, Meagher & Flom LLP 525 University Avenue - Suite 1100 Palo Alto, California 94301 (650) 470-4500	Kenneth H. Traub President and Chief Executive Officer American Bank Note Holographics, Inc. Two Applegate Drive Robbinsville, New Jersey 08691 (609) 632-0800	Paul Jacobs Steven I. Suzzan Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, New York 10103 (212) 318-3000

Approximate date of commencement of proposed sale of the securities to the public:    Upon completion of the merger described herein.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If the form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If the form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 is being filed solely to file exhibits 8.1, 8.2 and 99.3 to this Registration Statement (Registration No. 333-148292), and no changes or additions are being made hereby to the proxy statement/prospectus constituting Part I of this Registration Statement or to Items 20 or 22 of Part II of this Registration Statement. Accordingly, such proxy statement/prospectus and Items 20 and 22 of Part II have not been included herein.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a)	Exhibits:

EXHIBIT NO.	DESCRIPTION
2.1	Agreement and Plan of Merger, by and among JDS Uniphase Corporation, Light Acquisition Corp. and American Bank Note Holographics, Inc., dated as of December 10, 2007 (included as Annex A to the proxy statement/prospectus forming a part of this Registration Statement)*

2.2	Form of Voting Agreement, by and among JDS Uniphase Corporation and certain stockholders of American Bank Note Holographics, Inc., dated as of December 10, 2007 (included as Annex B to the proxy statement/prospectus forming part of this Registration Statement)*

4.1	Exchangeable Share Provisions attaching to the Exchangeable Shares of JDS Uniphase Canada Ltd. (Formerly 3506967 Canada Inc.) (Incorporated by reference to JDSU's definitive Proxy Statement on Schedule 14A filed June 2, 1999)

4.2	Voting and Exchange Trust Agreement between JDS Uniphase, JDS Uniphase Canada Ltd. and CIBC Mellon Trust Company (Incorporated by reference to Exhibit 4.2 of JDSU's Annual Report on Form 10-K filed September 1, 1999)

4.3	Exchangeable Share Support Agreement between JDS Uniphase, JDS Uniphase Canada Ltd. and JDS Uniphase Nova Scotia Company (Incorporated by reference to Exhibit 4.3 of JDSU's Annual Report on Form 10-K filed September 1, 1999)

4.4	Registration Rights Agreement between JDS Uniphase, JDS Uniphase Canada Ltd. and The Furukawa Electric Co., Ltd. (Incorporated by reference to Exhibit 4.5 of JDSU's Annual Report on Form 10-K filed September 1, 1999)

4.5	Fifth Amended and Restated Rights Agreement between JDS Uniphase and American Stock Transfer & Trust Company (Incorporated by reference to Exhibit 1 of JDSU's Registration Statement on Form 8-A12G/A filed February 18, 2003)

4.6	Amended and Restated Rights Agreement between JDS Uniphase Canada Ltd. and CIBC Mellon Trust Company (Amended and Restated as of February 6, 2003) (Incorporated by reference to Exhibit 10.7 of JDSU's Annual Report on Form 10-K filed September 24, 2003)

4.7	Indenture dated October 31, 2003 (Incorporated by reference to Exhibit 4.7 of JDSU's Registration Statement on Form S-3 filed November 14, 2003)

4.8	Registration Rights Agreement between JDS Uniphase, Morgan Stanley & Co., Inc, Goldman Sachs & Co. and CIBC World Markets Corp. (Incorporated by reference to Exhibit 4.8 of JDSU's Registration Statement on Form S-3 filed November 14, 2003)

4.9	Indenture dated May 17, 2006 (Incorporated by reference to Exhibit 4.9 of JDSU's Form 8-K filed May 19, 2006)

EXHIBIT NO.	DESCRIPTION
4.10	Registration Rights Agreement between JDS Uniphase, J. P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (Incorporated by reference to Exhibit 4.1 of JDSU's Form 8-K filed May 19, 2006)

5.1	Opinion regarding legality by Skadden, Arps, Slate, Meagher & Flom LLP*

8.1	Opinion regarding tax matters by Skadden, Arps, Slate, Meagher & Flom LLP (filed herewith)

8.2	Opinion regarding tax matters by Fulbright & Jaworski L.L.P. (filed herewith)

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of JDS Uniphase Corporation*

23.2	Consent of Ernst & Young LLP, independent registered public accounting firm of JDS Uniphase Corporation*

23.3	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of American Bank Note Holographics, Inc.*

23.4	Consent of Ernst & Young LLP, independent registered public accounting firm of American Bank Note Holographics, Inc.*

23.5	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

24.1	Power of attorney (included on signature pages to this Form S-4 Registration Statement)*

99.1	Opinion of Morgan Keegan & Company, Inc., regarding the fairness of the merger (included as Annex C to the proxy statement/prospectus forming a part of this Registration Statement)*

99.2	Consent of Morgan Keegan & Company, Inc.*

99.3	Form of American Bank Note Holographics, Inc. proxy card (filed herewith)

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milpitas, State of California on January 11, 2008.

JDS UNIPHASE CORPORATION

By:	/S/ DAVID VELLEQUETTE
David Vellequette Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Kevin J. Kennedy	Chief Executive Officer (Principal Executive Officer)	January 11, 2008

/S/ DAVID VELLEQUETTE David Vellequette	Executive Vice President and Chief Financial Officer (Principal Financial Officer & Principal Accounting Officer)	January 11, 2008

* Richard Belluzzo	Director	January 11, 2008

* Harold L. Covert	Director	January 11, 2008

* Bruce D. Day	Director	January 11, 2008

* Kevin A. DeNuccio	Director	January 11, 2008

* Masood Jabbar	Director	January 11, 2008

* Martin A. Kaplan	Chairman	January 11, 2008

* Richard T. Liebhaber	Director	January 11, 2008

* Casimir S. Skrzypczak	Director	January 11, 2008

*	Pursuant to Power of Attorney filed previously with the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibits:

EXHIBIT NO.	DESCRIPTION
2.1	Agreement and Plan of Merger, by and among JDS Uniphase Corporation, Light Acquisition Corp. and American Bank Note Holographics, Inc., dated as of December 10, 2007 (included as Annex A to the proxy statement/prospectus forming a part of this Registration Statement)*

2.2	Form of Voting Agreement, by and among JDS Uniphase Corporation and certain stockholders of American Bank Note Holographics, Inc., dated as of December 10, 2007 (included as Annex B to the proxy statement/prospectus forming part of this Registration Statement)*

4.1	Exchangeable Share Provisions attaching to the Exchangeable Shares of JDS Uniphase Canada Ltd. (Formerly 3506967 Canada Inc.) (Incorporated by reference to JDSU's definitive Proxy Statement on Schedule 14A filed June 2, 1999)

4.2	Voting and Exchange Trust Agreement between JDS Uniphase, JDS Uniphase Canada Ltd. and CIBC Mellon Trust Company (Incorporated by reference to Exhibit 4.2 of JDSU's Annual Report on Form 10-K filed September 1, 1999)

4.3	Exchangeable Share Support Agreement between JDS Uniphase, JDS Uniphase Canada Ltd. and JDS Uniphase Nova Scotia Company (Incorporated by reference to Exhibit 4.3 of JDSU's Annual Report on Form 10-K filed September 1, 1999)

4.4	Registration Rights Agreement between JDS Uniphase, JDS Uniphase Canada Ltd. and The Furukawa Electric Co., Ltd. (Incorporated by reference to Exhibit 4.5 of JDSU's Annual Report on Form 10-K filed September 1, 1999)

4.5	Fifth Amended and Restated Rights Agreement between JDS Uniphase and American Stock Transfer & Trust Company (Incorporated by reference to Exhibit 1 of JDSU's Registration Statement on Form 8-A12G/A filed February 18, 2003)

4.6	Amended and Restated Rights Agreement between JDS Uniphase Canada Ltd. and CIBC Mellon Trust Company (Amended and Restated as of February 6, 2003) (Incorporated by reference to Exhibit 10.7 of the JDSU's Annual Report on Form 10-K filed September 24, 2003)

4.7	Indenture dated October 31, 2003 (Incorporated by reference to Exhibit 4.7 of the JDSU's Registration Statement on Form S-3 filed November 14, 2003)

4.8	Registration Rights Agreement between JDS Uniphase, Morgan Stanley & Co., Inc, Goldman Sachs & Co. and CIBC World Markets Corp. (Incorporated by reference to Exhibit 4.8 of JDSU's Registration Statement on Form S-3 filed November 14, 2003)

4.9	Indenture dated May 17, 2006 (Incorporated by reference to Exhibit 4.9 of JDSU's Form 8-K filed May 19, 2006)

4.10	Registration Rights Agreement between JDS Uniphase, J. P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (Incorporated by reference to Exhibit 4.1 of JDSU's Form 8-K filed May 19, 2006)

5.1	Opinion regarding legality by Skadden, Arps, Slate, Meagher & Flom LLP*

8.1	Opinion regarding tax matters by Skadden, Arps, Slate, Meagher & Flom LLP (filed herewith)

8.2	Opinion regarding tax matters by Fulbright & Jaworski L.L.P. (filed herewith)

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of JDS Uniphase Corporation*

EXHIBIT NO.	DESCRIPTION
23.2	Consent of Ernst & Young LLP, independent registered public accounting firm of JDS Uniphase Corporation*

23.3	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of American Bank Note Holographics, Inc.*

23.4	Consent of Ernst & Young LLP, independent registered public accounting firm of American Bank Note Holographics, Inc.*

23.5	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

24.1	Power of attorney (included on signature pages to this Form S-4 Registration Statement)*

99.1	Opinion of Morgan Keegan & Company, Inc., regarding the fairness of the merger (included as Annex C to the proxy statement/prospectus forming a part of this Registration Statement)*

99.2	Consent of Morgan Keegan & Company, Inc.*

99.3	Form of American Bank Note Holographics, Inc. proxy card (filed herewith)

*	Previously filed